UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Protagenic Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Protagenic Therapeutics, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

Dear Fellow Stockholder:

You are cordially invited to our virtual Annual Meeting of Stockholders of Protagenic Therapeutics, Inc. (the “Annual Meeting”) to be held on January 31, 2025 at 10:00a.m., Eastern Time. The virtual nature of the Annual Meeting will enable us to increase stockholder accessibility, while improving meeting efficiency and reducing costs. Stockholders will be able to listen, vote and submit questions from their home or any remote location with internet connectivity. Information on how to participate in this year’s virtual meeting can be found on page 3.

The matters to be considered and voted upon at the Annual Meeting are described in the Proxy Statement that accompany this letter.

It is very important that your shares be represented and voted at the Annual Meeting. Please read the attached proxy statement and vote your shares as soon as possible.

If you have any questions or need assistance in voting your shares, please call our Chief Financial Officer, Dr. Alexander K. Arrow, at 213-260-4342.

Thank you for your continued support.

Sincerely,

/s/ Garo H. Armen
Garo H. Armen
Chairman

December 18, 2024

Protagenic Therapeutics, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To be held on January 31, 2025

The virtual Annual Meeting of the Stockholders of Protagenic Therapeutics, Inc., a Delaware corporation, will be held at 10:00 a.m. Eastern Time, on January 31, 2025. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has internet connectivity. There will be no physical location for stockholders to attend. Stockholders may only participate online by logging in at www.virtualshareholdermeeting.com/PTIX2024. The Annual Meeting will be held for the following purposes. Capitalized terms are defined in the attached proxy statement.

●	To elect the Class III director nominees to serve as directors until our 2027 annual meeting of stockholders, and until their respective successors are duly elected and qualified;
●	Approval of the Repricing of Certain Outstanding Stock Options Granted Under the 2006 and 2016 Equity Incentive Plans

●	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2024;

●	To approve the issuance of Common Stock Warrant Shares (as defined herein) upon the exercise of Common Stock Warrants (as defined herein), pursuant to those certain Securities Purchase Agreements, dated October 29, 2024 (the “Purchase Agreements”);

●	To approve an amendment to our 2016 Equity Incentive Plan;

●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on December 20, 2024 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the Annual Meeting or not, you may vote your shares over the Internet or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the virtual Annual Meeting and prefer to vote at that time, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alexander K. Arrow
Alexander K. Arrow
Chief Financial Officer and Secretary
New York, New York
December 18, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2025

This Proxy Statement, this Notice of Annual Meeting of Stockholders, and a form of proxy are all available free of charge on the following website; www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the internet.

Table of Contents

ABOUT THE ANNUAL MEETING	3

PROPOSAL NO. 1: TO ELECT THE CLASS III DIRECTOR NOMINEES TO SERVE AS DIRECTORS UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED	7

PROPOSAL NO. 2: APPROVAL OF THE REPRICING OF CERTAIN OUTSTANDING STOCK OPTIONS GRANTED UNDER THE 2006 AND 2016 EQUITY INCENTIVE PLANS	10

PROPOSAL NO. 3: RATIFY THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024	14

PROPOSAL NO. 4: APPROVE THE ISSUANCE OF COMMON STOCK WARRANT SHARES UPON THE EXERCISE OF COMMON STOCK WARRANTS, PURSUANT TO THE PURCHASE AGREEMENTS	16

PROPOSAL NO. 5: TO AMEND OUR 2016 EQUITY INCENTIVE PLAN	20

CORPORATE GOVERNANCE	26

REPORT OF THE AUDIT COMMITTEE	29

DIVERSITY DISCLOSURE	30

EXECUTIVE COMPENSATION	31

PAY VERSUS PERFORMANCE DISCLOSURE	32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	46

STOCKHOLDER PROPOSALS	47

WHERE YOU CAN FIND ADDITIONAL INFORMATION	47

OTHER MATTERS	47

APPENDIX A: FORM OF AMENDMENT TO THE 2016 EQUITY INCENTIVE PLAN

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PROTAGENIC THERAPEUTICS, INC.

149 FIFTH AVENUE, SUITE 500

NEW YORK, NY 10010

PROXY STATEMENT

FOR

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To be held on January 31, 2025

This proxy statement contains information related to the Annual Meeting of Stockholders of Protagenic Therapeutics, Inc., a Delaware corporation located at 149 Fifth Avenue, New York, New York 10010 (the “Company”), to be held on January 31, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be completely virtual. The Annual Meeting shall be held at such other time and place to which the Annual Meeting may be adjourned or postponed. If you plan to participate in the virtual meeting, please see the instructions under “How can I attend the Annual Meeting?” on page 4 of this proxy statement. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has internet connectivity. Stockholders may only participate online by logging in at www.virtualshareholdermeeting.com/PTIX2024.

In accordance with the “e-proxy” rules approved by the Securities and Exchange Commission (“SEC”) and in connection with the solicitation of proxies by our Board of Directors of Protagenic Therapeutics, Inc. (the “Board”), on or about December 27, 2024 we will send a Notice of Internet Availability of Proxy Materials and provide access to our proxy materials (consisting of this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2023 and a form of proxy) over the internet to each stockholder entitled to vote at the Annual Meeting. We intend to mail to requesting stockholders full sets of our proxy materials (consisting of this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2023 and a form of proxy) within three to five days from the date of receipt of such request.

ABOUT THE ANNUAL MEETING

Why are we calling this Annual Meeting?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of the Company’s shares of Common Stock at the close of business on December 20, 2024 (the “Record Date”) and are entitled to vote at the Annual Meeting.

As of the Record Date, we had 7,143,318 outstanding shares of common stock and no outstanding shares of any other class of Stock.

The shares of our Common Stock represented thereby will be voted in the manner specified in this proxy statement. If not otherwise specified, the shares of our Common Stock represented by the proxies will be voted:

●	To elect the Class III director nominees to serve as directors until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

●	Approval of the Repricing of Certain Outstanding Stock Options Granted Under the 2006 and 2016 Equity Incentive Plans;

●	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2024;

●	To approve the issuance of Common Stock Warrant Shares upon the exercise of Common Stock Warrants, pursuant to the Purchase Agreements;

●	To approve an amendment to our 2016 Equity Incentive Plan; and

●	To consider any other matters that may properly come before the Annual Meeting.

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What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the approval of the repricing of certain outstanding stock options granted under the 2016 Equity Incentive Plan, the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2024 and the approval of the issuance of Common Stock Warrant Shares upon the exercise of Common Stock Warrants, pursuant to the Purchase Agreements are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR these proposals.

Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon..

As of the Record Date, we had 7,143,318 outstanding shares of Common Stock and no outstanding shares of any other class of Stock.

How can I attend the Annual Meeting?

Stockholders as of the Record Date and/or their authorized representatives are permitted to attend our Annual Meeting. The Annual Meeting will be conducted entirely over an internet website, at the following address: www.virtualshareholdermeeting.com/PTIX2024. Hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTIX2024 and using your 16-digit control number, located on the Notice and the proxy card, to enter the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our Common Stock outstanding on the Record Date, as a single class, will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

You can vote on matters that come before the Annual Meeting via the internet or by submitting your proxy card by mail. If you would prefer to vote by mail, please request a printed copy of the proxy materials at www.proxyvote.com and marking, signing, dating and mailing the proxy card in the envelope provided. If you hold your shares in street name, you may vote via the internet as instructed by your broker, bank or other nominee.

Your shares will be voted as you indicate on the website or on your proxy card. If you vote your proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the Annual Meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the Annual Meeting, or if no recommendation is given, in their own discretion.

You may vote before the Annual Meeting at www.proxyvote.com. Use your 16-digit control number, located on the Notice, and follow the instructions.

If you attend our virtual Annual Meeting you should follow the instructions at www.virtualshareholdermeeting.com/PTIX2024 in order to vote or submit questions during the Annual Meeting, even if you have voted your shares by proxy.

If you vote via the internet, your vote must be received by 11:59 p.m. Eastern Time on January 29, 2025.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation; or

●	sending in another duly executed proxy bearing a later date.

For purposes of submitting your vote online, you may change your vote until 11:59 p.m., Eastern Time on January 29, 2025. After this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Equiniti / AST, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority of our common stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware General Corporation Law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required pursuant to Delaware General Corporation Law:

1.	With respect to the first proposal for the election of directors, directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected.

2.	With respect to the proposal to approve the repricing of certain outstanding stock options granted under the 2016 Equity Incentive Plan, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve this proposal.

3.	With respect to the proposal to ratify the appointment of MaloneBailey, LLP, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve this proposal.

4.	With respect to the proposal to approve the issuance of Common Stock Warrant Shares upon the exercise of Common Stock Warrants, pursuant to the Purchase Agreements, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve this proposal.

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The votes on Proposals 1, 2 and 4 are a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our common stock and do not instruct your broker how to vote with respect to such Proposal, your broker is not permitted to vote on such Proposal and your vote will be counted as broker non-votes. Because Proposal 3 is considered a routine matter, discretionary votes by brokers will be counted.

The election of the Class III directors contemplated by Proposal 1 requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. As such, the Class III director nominees receiving the highest number of affirmative votes of the vote cast will be elected to our Board. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class III director at the Annual Meeting.

The shares of our common stock subject to a proxy that are not being voted on a particular matter because of a broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions as to how to vote to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are “discretionary” routine items but cannot vote the shares with respect to “nondiscretionary” non-routine items (resulting in a “broker non-vote”).

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (such proposals being commonly referred to as “non-routine” matters). Consequently, if customers do not give any direction, brokers will be permitted to vote shares of Common Stock at the Annual Meeting in relation to these matters. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of Common Stock are voted at the Annual Meeting.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: TO ELECT THE CLASS III DIRECTOR NOMINEES TO SERVE UNTIL THE 2027 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of six directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Our Bylaws provide that the number of directors that constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. Currently, the Board is divided into three classes, Class I, Class II and Class III. The current term of office of the Class I, Class II and Class III directors expires at our annual meeting in 2025, 2026 and 2024, respectively. At each annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. A director shall hold office until the annual meeting in the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Our Board currently consists of six directors. The Class II director nominees for election, who have been nominated by our Nominating and Governance Committee for election at the Annual Meeting are Garo Armen, PhD, and Brian Corvese.

Each of the nominees listed below is currently one of our directors. The Class I and Class II directors (Wright, Barrage, Buell and Stein) are still serving and not in need of re-election. The Class III directors nominated for election, Armen and Corvese, if elected at the Annual Meeting, would serve for a three-year term until the 2027 annual meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the two Class III nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two Class III director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election as Class III Directors to the Board for a Three-Year Term Expiring at the 2027 Annual Meeting

The following sets forth certain information with respect to our Class III directors who are up for election or re-election at the Annual Meeting:

Name	Age	Class	Position(s)

Garo H. Armen, PhD.	71	Class III	Director
Brian J. Corvese	66	Class III	Director

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Garo H. Armen, Ph.D, Executive Chairman, is one of our founders and joined us in September 2004. Garo H. Armen is Chairman and Chief Executive Officer of Agenus Inc., a biotechnology company he co-founded in 1994. From mid-2002 through 2004, he also served as Chairman of the Board of the biopharmaceutical company Elan Corporation, plc, which he successfully restructured. Prior to Agenus Inc., Dr. Armen established Armen Partners, a money management firm specializing in biotechnology and pharmaceutical companies and was the architect of the widely publicized creation of the Immunex Lederle oncology business in 1993. Earlier, he was a senior vice president of research at Dean Witter Reynolds, having begun his career on Wall Street as an analyst and investment banker at EF Hutton. In 2002, Dr. Armen founded the Children of Armenia Fund, a nonprofit organization dedicated to significantly rebuilding and revitalizing impoverished rural Armenian towns to provide immediate and sustainable benefits to children and youth. He received the Ellis Island Medal of Honor in 2004 for his humanitarian efforts, and received the Sabin Humanitarian Award from the Sabin Vaccine Institute in 2006 for his achievements in biotechnology and progressing medical research. Dr. Armen was also the Ernst & Young 2002 New York City Biotechnology Entrepreneur of the Year, and received a Wings of Hope Award in 2005 from The Melanoma Research Foundation for his ongoing commitment to the melanoma community. Dr. Armen received a PhD in physical chemistry from the Graduate Center, City University of New York, after which he worked as a research fellow at Brookhaven National Laboratories in Long Island, NY. Dr. Armen brings to our Board a deep historical and practical knowledge of the business of the Company and its technologies, as well as years of expertise in the financial and biopharmaceutical arenas.

Brian J. Corvese, Director, joined us on July 28, 2017, filling the open board seat vacated by Gregory H. Ekizian. Since 1999, Mr. Corvese has been the President and Founder of Vencor Capital (“Vencor”), a private equity firm with telecommunications and technology investments in the Middle East and Mediterranean regions. Prior to working at Vencor, Mr. Corvese worked on investments in the U.S. and global equity markets as a Managing Director and partner at Soros Fund Management, the largest hedge fund in the world at the time. From 1988 to 1996, Mr. Corvese was a partner at Chancellor Capital Management (“Chancellor”), a $25 billion money management firm. While at Chancellor, Mr. Corvese was a Portfolio Manager with responsibility for investments made in basic industries, restructurings, and special situations, corporate governance investments, as well as founded and managed his own hedge fund. From 1981 to 1988, Mr. Corvese was with Drexel Burnham Lambert (“Drexel”) as an equity analyst following the chemical and specialty chemical industries and participated in a significant number of merger and acquisition activities. While at Drexel, Mr. Corvese was a member of the top chemical and specialty chemical research team, as ranked by Institutional Investor. Mr. Corvese currently serves on the board of directors of Agenus Inc. and the National Telecommunications Corporation, based in Cairo, Egypt. Mr. Corvese earned degrees in finance and political science from The University of Rhode Island and attended New York University Graduate School. We believe that, with over 30 years of experience in the financial industry, Mr. Corvese brings substantial financial expertise to our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES.

CONTINUING DIRECTORS

Class I Directors the Board Continuing in Office for a Term Expiring at the 2025 Annual Meeting

Khalil Barrage, Director, joined us in July, 2007. Mr. Khalil Barrage has served as a Managing Director of The Invus Group, LLC since 2003, in charge of the Public Equities Group that he set up in September 2003. Invus manages over $3B of capital, with a primary focus is on private equity investments, biotechnology and health care. In addition, Invus manages a fund-of-funds liquid alternative investment and, most recently, the newly established public equities portfolio activity. Mr. Barrage is a value investor. He started his career in 1988 with The Olayan Group, a multibillion private group. He was in charge of the group’s U.S. public equities portfolio, overseeing more than $2 billion of assets. Mr. Barrage holds a BA from American University of Beirut. Mr. Barrage brings to the Board years of experience in the financial and biopharmaceutical arenas.

Timothy R. Wright is the Chief Executive Officer of MiMedX Group, Inc., a position that he has held since May 2019. MiMedX is an advanced wound care and emerging therapeutic biologics company. Mr. Wright also currently serves on the board of directors of Agenus Inc., which he has served on since 2006. Mr. Wright also serves as a Partner at Signal Hill Advisors, LLC, a position he has held since February 2011. In addition, Mr. Wright serves as Chairman of The Ohio State University Comprehensive Cancer Center Drug Development Institute and Director of the Ohio State University Innovation Foundation. Mr. Wright previously held several executive roles at Covidien (now Medtronic), Teva Pharmaceuticals Industries Ltd., DuPont Merck, Elan Bio-Pharmaceuticals, M2Gen Corp. and Curaxis Pharmaceuticals Corporation. As our Lead Director, Mr. Wright brings 30 years of experience on boards of companies in North America, Europe, Asia and Japan.

Class II Directors the Board Continuing in Office for a Term Expiring at the 2026 Annual Meeting

Jennifer S. Buell, Ph.D., Director, joined us on July 18, 2020, filling the open board seat created when our Board approved the increase of the size of our Board from five to six directors. Dr. Buell serves as the President and Chief Operating Officer of Agenus Inc. Since 2013, Dr. Buell has served Agenus as the Head of Global R&D operations, Head of Research, and Chief External Affairs and Communications Officer. During her tenure, Dr. Buell advanced the expansion of Agenus from a neoantigen vaccine company to a global, fully-integrated platform company with a unique pipeline of immune modulating antibodies, adoptive cell therapies, adjuvants, and cancer vaccines. With over 20 years of biopharmaceutical R&D experience, Dr. Buell has a proven record of success in R&D leadership, most recently at Agenus, where she has led high performing teams in outpacing large pharmaceutical companies in advancing novel therapies to the clinic through Agenus’ proprietary pipeline and in collaboration with Incyte, Merck, and Gilead. Prior to joining Agenus, Dr. Buell held leadership positions in R&D operations at Bristol-Myers Squibb and was later responsible for Programs and Alliances at Harvard Clinical (Baim), where she led the strategy and operations of a portfolio of programs in oncology, neurology, nephrology, and cardiometabolic diseases. Dr. Buell obtained her PhD in Cellular, Biochemical, and Molecular Biochemistry with an MS in Biostatistics from Tufts University in Boston, Massachusetts.

Robert B. Stein, MD, Ph.D, Director, joined us effective the closing of the Merger in February, 2016. Dr. Robert B. Stein is Chief Scientific Officer of Agenus Inc. Dr. Robert B. Stein leads Agenus’ Research, Preclinical Development and Translational Medicine functions. He helps shape clinical development strategy for vaccines and adjuvants. Additionally, he’s leading integration of the 4-Antibody acquisition, which includes the company’s fully human antibody drug discovery and optimization technology platform, and portfolio of immune checkpoint antibody programs. Over his 30 years of experience in the biopharmaceutical industry he played a pivotal role in bringing to the market Sustiva®, Fablyn®, Viviant®, PanRetin®, TargRetin®, Promacta® and Eliquis®. Prior to joining Agenus, he held executive management positions at Ligand Pharmaceuticals, DuPont Merck, Incyte Pharmaceuticals, Roche Palo Alto and KineMed. Dr. Stein began his career at Merck, Sharp and Dohme. He holds an MD and a PhD in Physiology & Pharmacology from Duke University. Dr. Stein filed a personal voluntary bankruptcy petition under Chapter 7 in August of 2012 and the bankruptcy was discharged in May 2013. Dr. Stein brings substantial scientific expertise to our Board.

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Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by our stockholders or us to become directors or executive officers

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Except as set forth above with respect to Dr. Stein, had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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PROPOSAL 2: APPROVAL OF THE REPRICING OF CERTAIN OUTSTANDING STOCK OPTIONS GRANTED UNDER THE 2006 AND 2016 EQUITY INCENTIVE PLANS

We are seeking stockholder approval to reprice certain outstanding stock options granted to our employees and executive officers under our 2016 Equity Incentive Plan, or the 2016 Plan, in order to address employee retention and competitiveness concerns. The options being considered for the repricing were granted between February 12, 2016 and March 25, 2024, and have exercise prices ranging from $4.00 to $19.92 per share, or collectively the Eligible Options. On XXXXX, 2024, the closing price of our common stock as reported on the Nasdaq Capital Market was $[●] per share. On March 25, 2024, our Board approved, based on the Compensation Committee’s consideration and recommendation and subject to the approval of the stockholders at the Annual Meeting, the repricing of the Eligible Options, on a future date to be determined by the Board following the date of this Annual Meeting, or the Repricing Date. On the Repricing Date, if this Proposal No. 2 is approved, all Eligible Options with an exercise price above the closing price of our common stock on that date as reported on the Nasdaq Capital Market will be repriced and lowered to an exercise price equal to such reported closing price. We refer to this action as the Repricing. There would be no changes to the vesting schedules or any other terms and conditions to the Eligible Options.

We also have a 2006 Equity Incentive Plan, or the 2006 Plan. As of December 17, 2024, 153,750 stock options were outstanding under the 2006 Plan, with exercise prices ranging from $4.00 to $5.00 per share.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve Proposal No. 2. If our stockholders fail to approve the proposed Repricing, the Board does not intend to effect the Repricing. Even if the Repricing is approved by our stockholders, the Board has discretion to amend, postpone or not proceed with the Repricing. The Board has determined that the Repricing is in the best interest of Protagenic as a company and our stockholders.

Rationale for Repricing

We have historically granted stock options and other equity-based awards under the 2006 and 2016 Plans consistent with the view that stock-based incentive compensation opportunities play a key role in our ability to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe that equity compensation is key to linking pay to performance as it encourages employees and executive officers to work toward our success and aligns their interests with those of our stockholders by providing them with a means by which they can benefit from increasing the value of our stock. We face significant competition for experienced and talented personnel with critical and high demand skills in our industry, and stock options are an important part of our incentive compensation.

As a clinical-stage biopharmaceutical company, the market price for our common stock has historically been volatile, reflecting the risks and uncertainties inherent in the development of product candidates. The Compensation Committee and the Board have determined that adverse changes in the market price of our common stock since the Eligible Options were granted could materially interfere with our efforts to retain the service of the holders of the Eligible Options. Therefore, the Compensation Committee recommended to the Board, and the Board approved the Repricing, to encourage an increasing alignment of their interests with those of our stockholders and their stake in the long-term performance and success of Protagenic. When the market price of our common stock is significantly below the applicable exercise price of a stock option, often referred to as “underwater” or “out-of-the-money”, for example, the Compensation Committee and the Board believe that the stock option holder is not likely to exercise that stock option and will not have the desired incentive that the stock option was intended to provide.

The trading price of our common stock has significantly declined since we announced our single-dose Phase I safety results on May 22, 2024. On XXXX, 2024, the closing price of our common stock as reported on the Nasdaq Capital Market was $XX.XX per share. Since announcing our clean single dose results, our price has declined to $XX.XX as of XXXXX, 2024. . While we remain optimistic regarding the potential of PT-00114, the price of our common stock remains depressed. As of XXXXX, 2024, the closing price of our common stock on the Nasdaq Capital Market was $[●] per share, resulting in 100% of our total outstanding stock options and 100% of the outstanding stock options granted under 2016 Plan being underwater, which means that the stock option exercise price exceeded the closing price of our common stock on such date.

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As such, a significant proportion of the options held by our employees and executive officers are materially underwater, as set forth below, thus increasing the seriousness of the retention issues associated with such options:

Exercise Price Range	Number of Shares subject to Eligible Options	Weighted Average Exercise Price	Weighted Average Remaining Term (in years)
$0.01 - $1.00	20,750	$0.84	9.28
$1.01 - $3.00	717,000	1.74	9.49
$3.01 - $5.00	470,617	4.85	2.28
$5.01 - $10.00	612,624	7.02	4.63
$10.01 - $15.00	45,000	14.60	6.65
$15.01 - $22.40	87,500	22.40	6.41
Total	1,953,491	$5.36	6.02

Specifics of the Repricing

On the Repricing Date, the Eligible Options held by individuals who are employed through the Repricing Date will be repriced to the closing price of our common stock as reported on the Nasdaq Capital Market on such date. If any holder of an Eligible Option terminates service with us before the Repricing Date, his or her Eligible Options will not be repriced on the Repricing Date.

Alternatives Considered

We considered several alternatives in arriving at this Proposal No. 2.

●	We could do nothing. We are concerned that if we do not improve the Eligible Option holders’ prospects of receiving long-term value from their options, we will undermine their long-term commitment to us. We will also forgo an opportunity to better align their interests with the interests of our stockholders.

●	Increase cash compensation. To replace underwater equity incentives, we considered whether we could substantially increase cash compensation. However, significant increases in cash compensation would substantially increase our compensation expenses and reduce our cash flow from operations, which could adversely affect our business and operating results.

●	Exchange underwater stock options for new options or restricted stock units. We also considered implementing a program to exchange underwater stock options for restricted stock units. However, the exchange ratios for such an exchange would likely result in fewer replacement awards being granted and we do not believe such a program would provide sufficient incentives for retention under our current circumstances. In addition, any exchange proposal would require compliance with the SEC’s tender offer rules and result in additional costs, complexities and burdens on our resources. We believe that for our retention strategy to be effective, in addition to the proposed Repricing, it is also necessary to provide supplemental grants of restricted stock units to a number of our employees, including our named executive officers. Dr. Salzmann will receive a grant with a value of $4.0 million, 37.5% of which will vest on January 1, 2022, and the remainder of which will vest on the second anniversary of the date of grant, subject to his continued service through each such date. Dr. Butchko will receive a grant with a value of $2.0 million, 50% of which will vest on January 1, 2022 and the remainder of which will vest on January 1, 2023, subject to her continued service through each such date.

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Eligible Option Holders

All of our employees, consultants and current executive officers hold Eligible Options that would benefit under the Repricing. The following table lists, for each of our executive officers (including former executive officers), all of our current executive officers as a group, and all of our current employees (other than our executive officers) as a group, the following information as of September 30, 2024:

●	the number of shares of our common stock subject to aggregate options outstanding under our 2006 Plan and the 2016 Plan;

●	the number of shares of our common stock subject to Eligible Options under the 2006 and 2016 Plans;

●	the percentage of Eligible Options to total options outstanding under the 2006 Plan and 2016 Plans; and

●	the per share weighted average exercise prices of the Eligible Options.

Each holder of an Eligible Option must continue to provide continuous service to us through the Repricing Date in order to participate in the Repricing, and any such holder that terminates service with us before the Repricing Date will not have their Eligible Options repriced.

Name of Individual or Group	Number of Shares Subject to Total Options (2006 Plan and 2016 Plans)	Number of Shares Subject to Eligible Options (2006 and 2016 Plans)	Percentage of Total Outstanding Options Eligible for Repricing	Weighted Average Exercise Price of Eligible Options
Alexander Arrow	297,291	297,291	100%	$4.72
Garo Armen	512,500	512,500	100%	3.95
Lauren Muller	2,250	2,250	100%	1.24
David Lovejoy	107,075	107,075	100%	4.98
Robert Ziroyan	18,750	18,750	100%	5.00
Carol Haggerty	17,000	17,000	100%	4.90
Robert Stein	235,000	235,000	100%	5.63
Khalil Barrage	67,500	67,500	100%	10.31
Andy Slee	217,500	217,500	100%	5.10
Vigen Nazarian	3,750	3,750	100%	7.00
Brian Corvese	97,500	97,500	100%	4.64
Zack Armen	48,750	48,750	100%	9.87
Jennifer Buell	161,250	161,250	100%	9.33
Alfred Dadson	13,750	13,750	100%	3.22
Susan Babuka	1,250	1,250	100%	7.84
Renuka Sivendran	6,250	6,250	100%	3.23
Bishnu Joshi	4,250	4,250	100%	3.05
Sandra Craig	6,250	6,250	100%	2.63
Mark Berg	12,500	12,500	100%	4.84
Vassilis Vourthis	2,000	2,000	100%	1.29
Timothy Wright	21,250	21,250	100%	1.74
Ryan Singer	2,500	2,500	100%	1.74
All current consultants and employees who are not executive officers, as a group	1,853,616	1,853,616	100%	$5.36

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Accounting Treatment of the Repricing

We have adopted the provisions of Financial Accounting Standards Codification Topic 718, or ASC Topic 718, regarding accounting for share-based payments. Under Topic 718, we will recognize any incremental compensation cost of the Eligible Options subject to the Repricing. The incremental compensation cost will be measured as the excess, if any, of the fair value of the repriced Eligible Options immediately following the Repricing over the fair value of the Eligible Options immediately prior to the Repricing.

Certain U.S. Federal Income Tax Consequences

For purposes of the incentive stock option rules, the repricing of an Eligible Option is treated as a new option granted as of the effective date of the repricing, and certain options previously denominated as incentive stock options may be converted to nonqualified stock options as a result of the repricing. The rules concerning the federal income tax consequences with respect to options granted pursuant to the Plans are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the optionee to the alternative minimum tax or may affect the determination of the optionee’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the optionee exercises the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date (a qualifying disposition), the difference between the sale price and the exercise price will generally be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonqualified Stock Options

No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by an employee of Immunovant is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the optionee.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with the repriced Eligible Options in an amount equal to the ordinary income realized by the holder at the time the holder recognizes such income (for example, the exercise of a nonstatutory stock option). We will generally not be entitled to a tax deduction in the case of an incentive stock option for which there is a qualifying disposition following exercise. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Internal Revenue Code, or the Code, Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REPRICING OF CERTAIN OUTSTANDING STOCK OPTIONS GRANTED UNDER THE 2006 AND 2016 EQUITY INCENTIVE PLANS

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PROPOSAL 3: RATIFY THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

On May 18, 2017, we engaged MaloneBailey LLP (“Malone”) as our principal independent registered public accounting firm. The decision to appoint Malone was approved by our board of directors.

During Protagenic Therapeutics’ two most recent fiscal years ended December 31, 2023 and 2022, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K between the Company and Malone, as applicable, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the accountant, would have caused the accountant to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years, or (2) reportable events.

During our two most recent fiscal years ended December 31, 2023 and 2022, we have not consulted with Malone regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Malone provided to us a written report or oral advice that Malone concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Malone regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee has appointed Malone as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2024, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm. Representative(s) of Malone are expected to be available by phone to respond to appropriate questions at the Annual Meeting.

Although stockholder ratification of the selection of Malone as our independent registered public accounting firm is not required by our Bylaws or otherwise, the Audit Committee believes it appropriate as a matter of policy to request that stockholders ratify the selection of our independent registered public accounting firm. In the event the stockholders do not ratify the appointment of Malone, the Audit Committee will reconsider its appointment. In addition, even if the stockholders ratify the appointment of Malone, the Audit Committee may in its discretion appoint a different independent public accounting firm at any time if the Audit Committee determines that a change is in the best interests of us and our stockholders.

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Principal Accounting Fees and Services.

The following table sets forth the fees for services provided and reasonably expected to be billed by Malone Bailey LLP. The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended December 31, 2023 and 2022.

	Fiscal Year 2023	Fiscal Year 2022
Audit fees	$100,000	$85,000
Audit-related fees	$-	$-
Tax Fees	$-	$-
All other fees	$-	$-

Total	$100,000	$85,000

Audit Fees: For the fiscal years ended December 31, 2023 and 2022, the aggregate audit fees billed by our independent auditors were for professional services rendered for audits and quarterly reviews of our consolidated financial statements, and assistance with reviews of registration statements and documents filed with the SEC.

Audit-Related Fees: Audit-related fees are for assurance and other activities not explicitly related to the audit of our financial statements.

Tax Fees: For the fiscal years ended December 31, 2023 and 2022, there were no tax fees, respectively.

All Other Fees: For the fiscal years ended December 31, 2023 and 2022, there were $0 and $0, respectively

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee convenes on a quarterly basis to approve each quarterly filing, and an annual basis to review the engagement of the Company’s external auditor.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining MaloneBailey, LLP’s independence and has determined that such services for fiscal years 2023 and 2022, respectively, were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 4: APPROVE THE ISSUANCE OF COMMON STOCK WARRANT SHARES (AS DEFINED HEREIN) UPON THE EXERCISE OF COMMON STOCK WARRANTS (AS DEFINED HEREIN), PURSUANT TO THOSE CERTAIN SECURITIES PURCHASE AGREEMENTS, DATED OCTOBER 29, 2024 (THE “PURCHASE AGREEMENTS”)

Overview

We are asking stockholders to approve the issuance of the Common Stock Warrant Shares (as defined below) upon the exercise of Common Stock Warrants (as defined below) that were issued in connection with our private placement that closed on November 4, 2024 (the “Offering”).

Background Information

On November 4, 2024, we closed the Offering of (a) 1,948,295 shares of our common stock (the “Shares”), par value $0.0001 per share (“Common Stock”), (b) series A common stock purchase warrants (the “Series A Common Stock Warrants”) to purchase an aggregate of 1,948,295 shares of Common Stock (the “Series A Common Stock Warrant Shares”), and (c) series B common stock purchase warrants (the “Series B Common Stock Warrants”) to purchase an aggregate of 1,948,295 shares of Common Stock (the “Series B Common Stock Warrant Shares”). As used herein, the Series A Common Stock Warrants and the Series B Common Stock Warrants are sometimes referred to collectively as the “Common Stock Warrants”, and the Series A Common Stock Warrant Shares and the Series B Common Stock Warrant Shares are sometimes referred to collectively as the “Common Stock Warrant Shares”.

Brookline Capital Markets, a division of Arcadia Securities, LLC (“Brookline”), acted as sole placement agent for the Offering. We also issued to Brookline or its designees warrants to purchase up to 129,489 shares of Common Stock.

In connection with the Offering, the Company entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain institutional investors October 29, 2024, which Purchase Agreements require that we call and hold an annual or special meeting of our stockholders for the purpose of procuring approval for this proposal (the “Stockholder Approval”). If the Company does not obtain Stockholder Approval at this Annual Meeting, the Company shall call a meeting every sixty (60) days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Common Stock Warrants are no longer outstanding. The date the Stockholder Approval is obtained is referred to herein as the “Stockholder Approval Date.”

Our stock is traded on the Nasdaq Capital Market under the symbol “PTIX.” The Common Stock Warrants provide that they may not be exercised, and therefore have no value, until shareholder approval of their exercise is obtained.

The following is a summary of the material features of the Common Stock Warrants. This summary is qualified in its entirety by the full text of the forms of Series A Common Stock Warrants and Series B Common Stock Warrants, copies of which were previously filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on October 30, 2024.

Common Stock Warrants

Duration and Exercise Price. The Common Stock Warrants will be issued in certificated form only. Each Common Stock Warrant offered hereby will have an exercise price of $0.64 per share (subject to adjustment as described therein). The Common Stock Warrants will be exercisable beginning on the trading day immediately following the Stockholder Approval (the “Initial Exercise Date”). The Series A Common Stock Warrants will expire on the eighteen month anniversary of the Stockholder Approval Date. The Series B Common Stock Warrants will expire on the five year anniversary of the Stockholder Approval Date.

Exercisability. The Common Stock Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Common Stock Warrants to the extent that the holder would own more than 4.99% (or at the election of the holder prior to the issuance of any warrants, 9.99%) of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Common Stock Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Stock Warrants. The ownership limit may be decreased upon notice from the holder to us.

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Cashless Exercise. If, at the time a holder exercises its warrants, a registration statement registering the issuance of the shares of common stock underlying the Common Stock Warrants under the Securities Act of 1933, as amended (the “Securities Act”) is not then effective or the prospectus contained therein is not available for the resale of the Common Stock Warrant Shares by the holder, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Common Stock Warrant.

Fundamental Transactions. In the event of a fundamental transaction, as described in the Common Stock Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of 50% or more of the voting power represented by our outstanding shares of capital stock, any person or group becoming the beneficial owner of 50% or more of the voting power represented by our outstanding shares of capital stock, any merger with or into another entity or a tender offer or exchange offer approved by 50% or more of the voting power represented by our outstanding shares of capital, then upon any subsequent exercise of a warrant, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, at the option of the holder, the number of shares of common stock of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Common Stock Warrant is exercisable immediately prior to such event. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Common Stock Warrants have the right to require us or a successor entity to redeem the Common Stock Warrants for cash in the amount of the Black-Scholes Value (as defined in each Common Stock Warrant) of the unexercised portion of the Common Stock Warrants concurrently with or within 30 days following the consummation of a fundamental transaction.

However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our board of directors, the holders of the Common Stock Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Common Stock Warrants that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction. If holders of our common stock are not offered or paid any consideration in the fundamental transaction, holders of common stock will be deemed to have received common stock of our successor entity.

Transferability. Subject to applicable laws, a warrant may be transferred at the option of the holder upon surrender of the Common Stock Warrant to us together with the appropriate instruments of transfer.

Fractional Shares. No fractional shares of common stock or scrip representing fractional shares of common stock will be issued upon the exercise of the Common Stock Warrants. Rather, the number of shares of common stock to be issued will, at our election, either be rounded up to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market. There is no established trading market for the Common Stock Warrants, and we do not expect such a market to develop. We do not intend to apply to list the Common Stock Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Common Stock Warrants will be extremely limited.

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No Rights as a Shareholder. Except as otherwise provided in the Common Stock Warrants or by virtue of the holder’s ownership of shares of our common stock, such holder of Common Stock Warrants does not have the rights or privileges of a holder of our common stock, including any voting rights, until such holder exercises such holder’s Common Stock Warrants. The warrants will provide that the holders of the warrants have the right to participate in distributions or dividends paid on our shares of common stock.

Amendments. The Common Stock Warrants may be modified or amended with the written consent of the holder of such Common Stock Warrant and us.

Description of Common Stock

The holders of shares of our Common Stock are entitled to one vote per share. In addition, the holders of our common stock will be entitled to receive ratably such dividends, if any, as may be declared by our Board out of funds legally available therefor and after provision is made for each class of capital stock having preference over the common stock; however, the current policy of our Board is to retain earnings, if any, for development and growth of our business. Upon liquidation, dissolution or winding-up, the holders of our Common Stock will be entitled to share ratably in all assets remaining available for distribution after payment of all liabilities and after provision is made for each class of capital stock having preference over the common stock. The holders of our common stock will have no preemptive or similar rights.

Anti-Takeover Effects of Delaware Law; Certain Charter and Bylaw Provisions

In addition to the provisions included in our Third Amended and Restated Certificate of Incorporation and Bylaws, we are subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in the following prescribed manner:

●	prior to the time of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; and

●	on or subsequent to the time of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Generally, for purposes of Section 203, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, owned 15% or more of a corporation’s outstanding voting securities.

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Potential Consequences if Proposal No. 1 is Not Approved

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreements, as the Offering has already been completed and the Common Stock Warrants have already been issued.

The failure of our shareholders to approve this Proposal No. 1 will mean that: (i) we cannot permit the exercise of the Common Stock Warrants and (ii) may incur substantial additional costs and expenses.

Each Common Stock Warrant has an initial exercise price of $0.64 per share. Accordingly, we would realize an aggregate of up to approximately $2.49 million in gross proceeds if all the Common Stock Warrants were exercised based on such value. If the Common Stock Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Offering and the issuance of Common Stock Warrants, we agreed to seek shareholder approval every 60 days until our shareholders approve the issuance of the shares underlying the Common Stock Warrants. We are required to seek such approval until such time as none of the Common Stock Warrants are outstanding which could result in us seeking such approval every 60 days for five years. The costs and expenses associated with seeking such approval could materially adversely impact our ability to execute our current business plan and fund our operations.

Potential Adverse Effects of the Approval of Proposal No. 1

s

If this Proposal No. 1 is approved, existing shareholders will suffer dilution in their ownership interests in the future upon the issuance of shares of common stock upon exercise of the Common Stock Warrants. Assuming the full exercise of the Common Stock Warrants, an aggregate of 3,896,590 additional shares of common stock will be outstanding, and the ownership interest of our existing shareholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF COMMON STOCK WARRANT SHARES UPON THE EXERCISE OF COMMON STOCK WARRANTS, PURSUANT TO THE PURCHASE AGREEMENTS.

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PROPOSAL 5: APPROVE THE AMENDMENT TO OUR 2016 EQUITY INCENTIVE PLAN

Overview

We are asking our shareholders to approve an amendment to our 2016 Equity Incentive Plan (the “2016 Plan”) to allow for the repricing of stock options under each plan without requiring stockholder approval.

Reasons for the Amendment

The Board believes that granting stock options, restricted stock and stock awards to employees, directors, consultants, and advisors is necessary to attract and retain the services of qualified people who contribute and are expected to contribute to our success. The market for senior executive officers and other key personnel is extremely competitive. The purposes of the 2016 Plan are to provide those individuals who are selected for participation with added incentive to continue in the long-term service of our company and to create in such persons a more direct interest in the future success of our operations. Our compensation program is intended, among other things, to align the interests of our directors, employees, and consultants with the interests of our shareholders, and the compensation program is designed to reward performance that supports our principle of building long-term shareholder value. As part of this compensation program, we currently award stock options under the 2016 Plan. Currently, we must obtain shareholder approval when repricing stock options, which takes time and costs money to coordinate. If the proposed amendment is approved, we could reprice the stock options under the 2016 Plan. The terms of the Amendment to the plan are attached hereto as Appendix A.

The Board believes that extending the termination of the 2016 Plan will avoid the time and expense of having another shareholder vote on this issue in the future.

Pursuant to Nasdaq Rules, shareholder approval is required for the amendment.

Summary of the 2016 Plan

The following description of the principal terms of the 2016 Plan is a summary and is qualified in its entirety by the full text of the 2016 Plan.

Administration. The 2016 Plan is administered by the Compensation Committee of our Board of Directors, provided that the entire Board of Directors may act in lieu of the Compensation Committee on any matter, subject to certain requirements set forth in the 2016 Plan. The Compensation Committee may grant options to purchase shares of our common stock, stock appreciation rights, stock units, restricted shares of our common stock, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The Compensation Committee also has broad authority to determine the terms and conditions of each option or other kind of award, and adopt, amend and rescind rules and regulations for the administration of the 2016 Plan. Subject to applicable law, the Compensation Committee may authorize one or more reporting persons (as defined in the 2016 Plan) or other officers to make awards (other than awards to reporting persons, or other officers whom the Compensation Committee has specifically authorized to make awards). No awards may be granted under the 2016 Plan on or after the ten-year anniversary of the adoption of the 2016 Plan by our Board of Directors, but awards granted prior to such tenth anniversary may extend beyond that date.

Eligibility. Awards may be granted under the 2016 Plan to any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary.

Shares Subject to the 2016 Plan. The aggregate number of shares of common stock proposed to be available for issuance in connection with options and awards granted under the 2016 Plan is 750,000 shares. Incentive Stock Options may, but need not be, granted with respect to all of the shares available for issuance under the 2016 Plan; provided, however, that the maximum aggregate number of shares of common stock which may be issued in respect of Incentive Stock Options (after giving effect to any increases pursuant to the “evergreen” provisions of the 2016 Plan discussed below) shall not exceed 1,500,000 shares, subject to adjustment in the event of stock, splits and similar transactions. If any award granted under the 2016 Plan payable in shares of common stock is forfeited, cancelled, or returned for failure to satisfy vesting requirements, otherwise terminates without payment being made, or if shares of common stock are withheld to cover withholding taxes on options or other awards, the number of shares of common stock as to which such option or award was forfeited, or which were withheld, will be available for future grants under the 2016 Plan.

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In addition, the 2016 Plan contains an “evergreen” provision allowing for an annual increase in the number of shares of our common stock available for issuance under the 2016 Plan on January 1 of each year during the period beginning January 1, 2017, and ending on (and including) January 1, 2026. The annual increase in the number of shares shall be equal to (i) five point five percent (5.5%) of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, or (ii) with respect to shares of common stock which may be issued under the 2016 Plan other than in respect to Incentive Stock Options, the difference between (x) eighteen percent (18%) of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, and (y) the total number of shares of common stock reserved under the 2016 Plan on December 31st of such preceding calendar year (including shares subject to outstanding awards, issued pursuant to awards or available for future awards) if such amount is greater than the amount determined in (i) immediately above; provided, however, that our Board may act prior to the first day of any calendar year to provide that there shall be no increase such calendar year, or that the increase shall be a lesser number of shares of common stock than would otherwise occur. On January 1, 2017, 2019, and 2020, each year 141,095 shares of common stock were added to the 2016 Plan pursuant to this evergreen provision. On January 1, 2021, 142,457 shares of common stock were added to the 2016 Plan pursuant to this evergreen provision. On January 1, 2022, 184,260 additional shares of common stock are available for issuance under the 2016 Plan as a result of operation of the evergreen provision: (a) 141,070 shares resulting from operation of the evergreen provision in 2019, which were never previously registered and (b) 43,191 shares resulting from operation of the evergreen provision in 2022. On January 1, 2023, 184,594 additional shares of common stock are available for issuance under the 2016 Plan as a result of operation of the evergreen provision resulting from operation of the evergreen provision in 2022.

Terms and Conditions of Options. Options granted under the 2016 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code or “nonqualified stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2016 Plan. The exercise price of stock options may not be less than the fair market value, on the date of grant, per share of our common stock issuable upon exercise of the option (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder).

If on the date of grant the common stock is listed on a stock exchange or national market system, the fair market value shall generally be the closing sale price as of such date, or if there were no trades recorded on such date, then the most recent date preceding such date on which trades were recorded. If on the date of grant the common stock is traded in an over-the-counter market, the fair market will generally be the average of the closing bid and asked prices for the shares of common stock as of such date, or, if there are no closing bid and asked prices for the shares of common stock on such date, then the average of the bid and asked prices for the shares of common stock on the most recent date preceding such date on which such closing bid and asked prices are available. If the common stock is not listed on a national securities exchange or national market system or traded in an over-the-counter market, the fair market value shall be determined by the Compensation Committee in a manner consistent with Section 409A of the Code. Notwithstanding the foregoing, if on the date of grant the common stock is listed on a stock exchange or is quoted on a national market system, or is traded in an over-the-counter market, then solely for purposes of determining the exercise price of any grant of a stock option or the base price of any grant of a stock appreciation right, the Compensation Committee may, in its discretion, base fair market value on the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions of the common stock as reported by the exchange or market on which the common stock is traded. In addition, the determination of fair market value also may be made using any other method permitted under Treasury Regulation section 1.409A-1(b)(5)(iv).

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No option may be exercisable for more than ten years from the date of grant (five years in the case of an incentive stock option granted to a ten-percent stockholder). Options granted under the 2016 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonqualified stock option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by bank check, or such other means as the Compensation Committee may accept. As set forth in an award agreement or otherwise determined by the Compensation Committee, in its sole discretion, at or after grant, payment in full or part of the exercise price of an option may be made (a) in the form of shares of common stock that have been held by the participant for such period as the Compensation Committee may deem appropriate for accounting purposes or otherwise, valued at the fair market value of such shares on the date of exercise; (ii) by surrendering to the Company shares of common stock otherwise receivable on exercise of the option; (iii) by a cashless exercise program implemented by the Compensation Committee in connection with the 2016 Plan; and/or (iv) by such other method as may be approved by the Compensation Committee and set forth in an award agreement.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient or the recipient’s guardian or legal representative. However, the Compensation Committee may permit the transfer of a nonqualified stock option, share-settled stock appreciation right, restricted stock award, performance share or share-settled other stock-based award either (a) by instrument to the participant’s immediate family (as defined in the 2016 Plan), (b) by instrument to an inter vivos or testamentary trust (or other entity) in which the award is to be passed to the participant’s designated beneficiaries, or (c) by gift to charitable institutions. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights independent of or in connection with an option. The Compensation Committee will determine the terms applicable to stock appreciation rights. The base price of a stock appreciation right will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of our common stock with respect to the date of grant of such stock appreciation right. The maximum term of any SAR granted under the 2016 Plan is ten years from the date of grant. Generally, each SAR stock appreciation right will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the base price of such stock appreciation right, multiplied by

●	the number of shares as to which such stock appreciation right is exercised.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units. The Compensation Committee may award restricted common stock and/or stock units under the 2016 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the times of vesting or other payment of the restricted stock award. Stock unit awards may be granted with dividend equivalent rights, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Compensation Committee in its discretion. If any dividend equivalents are paid while a stock unit award is subject to restrictions, the dividend equivalents shall be subject to the same restrictions on transferability as the underlying stock units, unless otherwise set forth in an award agreement. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

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Performance Shares and Performance Units. The Compensation Committee may award performance shares and/or performance units under the 2016 Plan. Performance shares and performance units are awards which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards. The Compensation Committee may award Incentive Bonus Awards under the 2016 Plan. Incentive Bonus Awards may be based upon the attainment of specified levels of Company or subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Compensation Committee. Incentive Bonus Awards will be paid in cash or common stock, as set forth in an award agreement.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2016 Plan, including the grant or offer for sale of unrestricted shares of our common stock and payment in cash or otherwise of amounts based on the value of shares of common stock.

Section 162(m) Compliance. If stock or cash-based awards are intended to satisfy the conditions for deductibility under Section 162(m) of the Code as “performance-based compensation,” the performance criteria will be selected from among the following, which may be applied to our Company as a whole, any subsidiary or any division or operating unit thereof: (a) pre-tax income; (b) after-tax income; (c) net income; (d) operating income or profit; (e) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or cash flow in excess of cost of capital; (f) earnings per share; (g) return on equity; (h) return on sales or revenues; (i) return on invested capital or assets; (j) cash, funds or earnings available for distribution; (k) appreciation in the fair market value of the common stock; (l) operating expenses; (m) implementation or completion of critical projects or processes; (n) return on investment; (o) total return to stockholders; (p) dividends paid; (q) net earnings growth; (r) related return ratios; (s) increase in revenues; (t) the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return; (u) net earnings; (v) changes (or the absence of changes) in the per share or aggregate market price of the common stock; (w) number of securities sold; (x) earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period; (y) total revenue growth; (z) economic value created; (aa) operating margin or profit margin; (bb) share price or total stockholder return; (cc) cost targets, reductions and savings, productivity and efficiencies; (dd) strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, progress with research and development activities, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (ee) objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and (ff) any combination of, or a specified increase or improvement in, any of the foregoing.

At the end of the performance period established in connection with any award, the Compensation Committee will determine the extent to which the performance goal or goals established for such award have been attained, and shall determine, on that basis, the number of performance shares or performance units included in such award that have been earned and as to which payment will be made. The Compensation Committee will certify in writing the extent to which it has determined that the performance goal or goals established by it for such award have been attained.

With respect to awards intended to be performance-based compensation under Section 162(m) of the Code, no participant of the 2016 Plan may receive in any one fiscal year (a) options or stock appreciation rights relating to more than 250,000 shares of our common stock, and (b) stock units, restricted shares, performance shares, performance units or other stock-based awards that are denominated in shares of common stock relating to more than 250,000 shares of our common stock in the aggregate. The maximum dollar value payable to any participant for a fiscal year of the Company with respect to stock units, performance units or incentive bonus awards or other stock-based awards that may be settled in cash or other property (other than common stock) is $1,500,000.

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Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a change in control (as defined in the 2016 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock, stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) cancel any option or stock appreciation right in exchange for cash and/or other substitute consideration based on the value of our common stock on the date of the change in control, and cancel any option or stock appreciation right without any payment if its exercise price exceeds the value of our common stock on the date of the change in control; (g) cancel any stock unit or performance unit held by a participant affected by the change in control in exchange for cash and/or other substitute consideration with a value equal to the fair market value per share of common stock on the date of the change in control, or (h) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Amendment, Termination. The 2016 Plan will remain in effect until March 2026, or, if earlier, when awards have been granted covering all available shares under the 2016 Plan or the 2016 Plan is otherwise terminated by the Board. The Board may amend the terms of awards in any manner not inconsistent with the 2016 Plan, provided that no amendment shall adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. In addition, our Board of Directors may at any time amend, suspend, or terminate the 2016 Plan, provided that (i) no such amendment, suspension or termination shall materially and adversely affect the rights of any participant under any outstanding award without the consent of such participant and (ii) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the 2016 Plan requires us to obtain stockholder consent. Stockholder approval is required for any plan amendment that increases the number of shares of common stock available for issuance under the 2016 Plan or changes the persons or classes of persons eligible to receive awards.

Tax Withholding. The Company has the power and right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulations to be withheld.

Recoupment Policy. Awards granted under the 2016 Plan will be subject to any provisions of applicable law providing for the recoupment or clawback of incentive compensation, such as provisions imposed pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the terms of any Company recoupment, clawback or similar policy in effect at the time of grant of the award; and any recoupment, clawback or similar provisions that may be included in the applicable award agreement.

Federal Income Tax Consequences. The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the 2016 Plan based on the federal income tax laws in effect on the date of this report. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2016 Plan.

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A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For non-statutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price, and the balance of the gain, if any, will be afforded capital gain treatment.

For awards of stock grants, the participant will not have taxable income upon the receipt of the award (unless the participant elects to be taxed at the time of the stock is granted rather than when it becomes vested). The stock grants will generally be subject to tax upon vesting as ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).

A participant is not deemed to receive any taxable income at the time an award of restricted stock units is granted. When vested restricted stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such restricted stock units (if any).

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to certain of the Company’s other executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year).

Securities Authorized for Issuance Under Equity Compensation Plans

Set out below is information as of December 31, 2023 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Equity Compensation Plan Information

Plan category	(a) No. of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	2,300,032	$12.34	1,279,181

Equity compensation plans not approved by security holders	0	0	0

Total	2,300,032	$12.34	1,279,181

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR 2016 EQUITY INCENTIVE PLAN.

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CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

On February 24, 2017, we adopted a written Code of Business Conduct and Ethics. Guidelines on Significant Governance Issues, and Process for Security Holder Communications with Directors. A copy of these codes are posted under the “Corporate Governance” subtab under the “Investors” tab in our website, which is located at http://protagenic.com/investors/corporate-governance.

Board Committees

Our Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Science Committee. Each of these committees will operate under a charter that has been approved by our Board.

Audit Committee. The Audit Committee will oversee and monitor our financial reporting process and internal control system, review and evaluate the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee will be directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee will review and approve all transactions with affiliated parties. The Audit Committee shall be comprised on two or more independent directors who shall be appointed annually and subject to removal by the Board at any time. Each member of the Audit Committee shall meet the independence requirements of The NASDAQ Stock Market, LLC, and SEC regulations, as well as any other applicable requirements. The Audit Committee currently consists of Brian Corvese (Chairperson), Khalil Barrage, and Timothy Wright. The Board has designated Brian Corvese as an “audit committee financial expert,” as that term is defined by the NSADAQ Listing Rules and SEC regulations.

Compensation Committee. The Compensation Committee will provide advice and make recommendations to the Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee will also review the compensation of our President, Chief Executive Officer, and other officers and make recommendations in that regard to the Board as a whole. The Compensation Committee shall be comprised on three or more directors who shall be appointed annually and subject to removal by the Board at any time. The Compensation Committee must consist solely of independent directors. The Compensation Committee currently consists of Khalil Barrage (Chairperson), Brian Corvese and Timothy Wright.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate individuals to be elected to the full Board by our stockholders. The Nominating and Corporate Governance Committee will determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stockholders. The Nominating and Corporate Governance Committee shall be comprised of three or more directors who shall be appointed annually and subject to removal by the Board at any time. Each member of the Nominating and Corporate Governance Committee may or may not meet the independence requirements of The NASDAQ Stock Market, LLC and SEC regulations. The Nominating and Corporate Governance Committee consists of Timothy Wright (Chair), and Brian Corvese.

Science Committee. The Science Committee will provide advice, understanding and guidance to management of the Company and the Board on matters involving (i) the Company’s development programs and projects, (ii) acquisitions of new technologies or products and other business opportunities of strategic, scientific and commercial importance to the Company, and (iii) relationships with academic and corporate organizations. The Science Committee shall be comprised of three or more directors who shall be appointed annually and subject to removal by the Board at any time. The Science Committee consists of Jennifer S. Buell, Ph.D., Garo H. Armen, Ph.D. and Robert B. Stein, MD, Ph.D. (Chair).

Clinical and Regulatory Committee. The Clinical and Regulatory committee will meet at least once per year to review progress of the clinical trial programs of the Company. The Clinical and Regulatory committee was created in July 2020. The Clinical and Regulatory Committee consists of Jennifer S. Buell, Ph.D. (Chair), Garo H. Armen, Ph.D. and Robert B. Stein, MD, Ph.D.

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Director Independence

The Nasdaq listing rules provide that a majority of the Board should be composed of independent directors. The Nominating and Corporate Governance Committee annually reviews the independence of the directors and reports to the Board which directors it recommends that the Board determine are independent. The Board then makes the final determination. The Board takes into account Nasdaq listing rules, applicable laws and regulations, and other factors in making its determinations including potential conflicts of interest, transactions, and other relationships that would reasonably be expected to compromise a director’s independence.

The Board has determined that Messrs. Barrage, Corvese, Silverman, Mr. Wright, and Ms. Buell are each an “independent” director as that term is defined by the NASDAQ Stock Market, Inc. Marketplace Rules and SEC Regulations. In addition, the Board also designated Brian Corvese as an “audit committee financial expert,” as that term is defined by the NASDAQ Listing Rules and SEC regulations.

Dr. Armen is currently not an independent director because he is employed as our Executive Chairman. Dr. Stein is not an independent director because he serves as our Chief Medical Officer.

Director Remuneration

During fiscal year 2020 we issued 11,250 options with an exercise price of $7.00 to Dr. Buell for her services on the Board. During fiscal year 2021 we issued 50,000 options with an exercise price of $22.40 to Dr. Buell for her services on the Board.

In general, around April 15 of most years, we plan to grant each non-employee director an option under the 2016 Plan to purchase 10,000 shares of common stock, as well as an option to purchase 1,250 shares for each committee which he/she chairs. No additional options shall be granted for serving on a committee without being its chair. All options will be granted at fair market value, as defined in the 2016 Plan, on the date of grant, and will vest over a three-year period in equal monthly installments. Vesting will accelerate in certain circumstances, such as a change of control of the Company, and unvested options will terminate upon the cessation of an individual’s service to us as a director.

Non-employee directors may be reimbursed for their reasonable travel expenses in attending Board and committee meetings, for those rare occasions in which meetings occur in person rather than via videoconference.

We entered into an amended and restated consulting agreement during fiscal year 2020 with Robert B. Stein, PhD, MD, under which we issued 37,500 options on February 13, 2020, at an exercise price of $5.00 per option. During fiscal year 2021 with Robert B. Stein, PhD, MD, under which we issued 12,500 options on February 20, 2021, at an exercise price of $22.40 per option.

Limitation of Directors Liability and Indemnification

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our certificate of incorporation and bylaws also provide that we will indemnify our directors and officers who, by reason of the fact that he or she is one of our officers or directors of our Company, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with the Company.

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We have entered into indemnification agreements with each of our directors and executive officers. It is anticipated that future directors and officers will enter into an Indemnification Agreement with us in substantially similar form. The Indemnification Agreement provides, among other things, that we will indemnify and hold harmless each person subject to an Indemnification Agreement (each, an “Indemnified Party”) to the fullest extent permitted by applicable law from and against all losses, costs, liabilities, judgments, penalties, fines, expenses and other matters that may result or arise in connection with such Indemnified Party serving in his or her capacity as a director of ours or serving at our direction as a director, officer, employee, fiduciary or agent of another entity. The Indemnification Agreement further provides that, upon an Indemnified Party’s request, we will advance expenses to the Indemnified Party to the fullest extent permitted by applicable law. Pursuant to the Indemnification Agreement, an Indemnified Party is presumed to be entitled to indemnification and we have the burden of proving otherwise. The Indemnification Agreement also requires us to maintain in full force and effect directors’ liability insurance on the terms described in the Indemnification Agreement. If indemnification under the Indemnification Agreement is unavailable to an Indemnified Party for any reason, we, in lieu of indemnifying the Indemnified Party, will contribute to any amounts incurred by the Indemnified Party in connection with any claim relating to an indemnifiable event in such proportion as is deemed fair and reasonable in light of all of the circumstances to reflect the relative benefits received or relative fault of the parties in connection with such event.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis:

●	the name and address of record of the security holder;

●	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Protagenic Therapeutics, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.

2.	The Audit Committee has discussed with representatives of MaloneBailey, LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 16, as amended.

3.	The Audit Committee has discussed with MaloneBailey, LLP, the independent public accounting firm for the fiscal year ended December 31, 2023, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by MaloneBailey, LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Audit Committee of Protagenic Therapeutics, Inc.

Brian J. Corvese, Chairperson

Khalil Barrage

Timothy Wright

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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DIVERSITY DISCLOSURE

Our Board of Directors has ascertained that its composition reveals the diversity as shown in the following matrix:

Board Dliversity Matrix (As of November 8, 2024)

Board Size:
Total Number of Directors
	Female	Male	Non-Binary	Did not Disclose Gender
Gender:
Directors	1	5	0	0
Number of Directors who Identify in Any of the Categories Below
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian (other than South Asian)	0	0	0	0
South Asian	0	0	0	0
Hispanic or Lantix	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			1
Persons with Disabilities			0

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Protagenic Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Served as an Officer Since
Garo H. Armen	71	Executive Chairman of the Board of Directors	2004
Alexander K. Arrow	53	Chief Financial Officer	2016

See Proposal 1 above for biographical information regarding Garo H. Armen.

Alexander K. Arrow, M.D., CFA – Chief Financial Officer. Dr. Arrow became our Chief Financial Officer in February 2016. Dr. Arrow is the Chief Executive Officer of Corramedical, Inc., a medical device manufacturer whose mission is to provide physicians with the tools needed to make use of all the cellular resources they extract from their patients. He was previously the CFO of Carlsmed, Inc., a spinal implant manufacturer providing 3-D printed personalized spinal implants to spine surgeons. He serves on the Board of Directors of Insightful Instruments, Inc., a developmental stage ophthalmology tool company. He previously served on the Boards of Paragonix Technologies, which developed and sold the leading solid organ transportation device and was acquired in September 2024 by Getinge AB for $469 million, and Neumedicines, Inc., a company developing protein therapeutics in Oncology, Hematology and Immunology, and as a director and as Chairman of the Audit and Compensation Committees of Biolase, Inc. (NASDAQ: BIOL) from 2010 through 2014, as well as the President and Chief Operating Officer. Biolase, Inc. was the leading manufacturer of dental lasers. Before Biolase, he was the Chief Medical and Strategic Officer of Circuit Therapeutics, Inc., in the field of optogenetics. From 2007 through 2012, Dr. Arrow was the Chief Financial Officer of Arstasis, Inc., a cardiology device manufacturer. From 2002 to 2007, he headed medical technology equity research at the global investment bank Lazard Capital markets, LLC. Dr. Arrow spent two years 1999-2001 as Chief Financial Officer of the Patent & License Exchange, and three years as the life sciences research analyst at Wedbush Morgan Securities. He received his CFA in 1999. He was awarded an M.D. from Harvard Medical School in 1996 and a B.A. in Biophysics, magna cum laude, from Cornell University in 1992.

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers and for fiscal years ended December 31, 2023 and 2022.

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Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)

Garo H. Armen,	2023	0	0	0	$0	0	0	0	$0
Chairman	2022	0	0	0	$0	0	0	0	$0

Alexander K. Arrow,	2023	$150,000	$0	$0	$0	$0	$0	0	$150,000
Chief Financial Officer	2022	$150,000	$0	$0	$0	$0	$0	0	$150,000

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of Protagenic. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For further information concerning our compensation philosophy and how we seek to align executive compensation with our performance, refer to “Executive Compensation- Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.”

Year	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(6)	Net Income (Loss) (7)

2023	$0	$0	$150,000	$150,000	$38.10	$3,555,505
2022	$0	$0	$150,000	$150,000	$131.90	$4,522,934

(1) For each of the two years presented in the above table, Dr. Armen was our Principal Executive Officer, or PEO, and our Non-PEO Named Executive Officers, or the Non-PEO NEO, was Dr. Arrow.

(2) See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our PEO for each fiscal year covered in the table. The average compensation for the Non-PEO NEOs for 2023 was calculated using the Summary Compensation Table above. The average compensation for the Non-PEO NEOs for 2022 was calculated using the Summary Compensation Table as disclosed in our proxy statement filed with the Securities and Exchange Commission in calendar year 2023.

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(3) For purposes of this table, the compensation actually paid, or Compensation Actually Paid, or CAP, has been computed in accordance with Item 402(v) of Regulation S-K under the Exchange Act and do not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year. These amounts reflect total compensation as reflected in the above Summary Compensation Table for the applicable year less the grant date fair values of stock option awards included in the “Option Awards” column of the applicable year, and adjusted as follows for each stock option award granted to each NEO:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$0	$0	$0	$0
2022	$0	$0	$0	$0

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted And Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2023	$0	$(34,250)	$0	$34,250	$0	$0
2022	$0	$(34,250)	$0	$34,250	$0	$0

(4) The dollar amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. Drs. Armen and Arrow were our NEOs included for purposes of calculating the average amounts in each applicable year.

(5) The dollar amounts reported in column (e) represent the average amount of Compensation Actually Paid to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non- PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$150,000	$0	$0	$0
2022	$150,000	$0	$0	$0

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(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted And Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Total Equity Award Adjustments
2023	$0	$(13,700)	$0	$13,700	$0	$0
2022	$0	$(13,700)	$0	$13,700	$0	$0

(6) Total Stockholder Return represents the return on a fixed investment of $100 in Protagenic common stock for the period beginning on the last trading day of 2020 through the last trading day of the applicable fiscal year.

(7) The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year. Analysis of the Information Presented in the Pay versus Performance Table In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above. Compensation Actually Paid and Cumulative Total Stockholder Return. The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative TSR over the two most recently completed fiscal years. Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs decreased from fiscal year 2022 to fiscal year 2023. Over the same two fiscal year period, our cumulative Total Stockholder Return also decreased, reflecting relative alignment between our CAP and cumulative Total Stockholder Return. This relative alignment was a result of our equity compensation program, which aims to align executive compensation with the interests of our stockholders (i.e., stock price) through regular equity grants.

Compensation Actually Paid Versus Net Income (Loss)

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income (loss) over the two most recently completed fiscal years. We recorded net loss of $5.0 million for the year ended December 31, 2023, as compared to a net loss of $3.56 million for the year ended December 31, 2022.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of Protagenic Therapeutics under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Employment Arrangements with Officers and Directors

Dr. Alexander Arrow, our Chief Financial Officer, receives base compensation of $150,000 per year for his part-time work for us, an increase from the $125,000 he received until July 1, 2021, except for an 18-month period from February 2019 through August 2020 during which he received zero cash salary and three grants totaling 88,541 options in lieu of cash salary. From 2016 through 2020, cumulatively, Dr. Arrow received 25,000 options under the 2006 Plan and three grants totaling 83,750 incentive options in the aggregate under the 2016 plan with exercise prices of $5.00 and $7.00 per share. The terms of Dr. Arrow’s option grants include full vesting acceleration upon a change of control.

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Consulting Agreements

Andrew Slee, PhD, Chief Operating Officer. In December 2020, we entered into a consulting agreement with Dr. Slee to act as our Chief Operating Officer. We granted Dr. Slee (i) 25,000 options on April 15, 2016, at an exercise price of $5.00 per option, (ii) 18,750 options on October 16, 2017, at an exercise price of $7.00 per option, (iii) 18,750 options on July 18, 2020, at an exercise price of $7.00 per option, (iv) 37,500 options on February 13, 2020, at an exercise price of $7.00 per option, and (v) 12,500 options on February 25, 2021, at an exercise price of $22.40.

Dalia Barsyte PhD, Scientific Advisor. Our subsidiary, Protagenic Therapeutics Canada (2006) Inc., entered into a consulting agreement with Dr. Dalia Barsyte. Dr. Barsyte is responsible for overseeing i) design and development of ELISA assays for measuring TCAP, ii) evaluation of TCAP exposure biomarker assay, iii) development of pipeline peptides, iv) development of clinically compatible formulations for TCAP, as well as all of the bench research and development of formulation and extraction methods. Her consulting agreement is effective through December 2017. She is compensated at the rate of up to $3,000 (Canadian) per month, if she works at least 20 hours on behalf of the Company. As well, we have granted Dr. Barsyte 2,500 shares of our common stock and ten-year options to purchase 37,500 shares of our common stock. Options to purchase 25,000 shares of common stock, at an exercise price of $4.00 per share, have fully vested; the options to purchase the remaining 12,500 shares of common stock, at an exercise price of $5.00 per share, vested in March 2016. On October 16, 2017, we granted Dr. Barsyte another ten-year option to purchase 5,000 shares of our common stock at an exercise price of $7.00 per share. On February 13, 2020, we granted Dr. Barsyte ten-year option to purchase 2,500 shares of our common stock at an exercise price of $7.00 per share.

Robert B. Stein, MD, PhD, Director, Chief Medical Officer. We entered into a consulting agreement with Dr. Stein effective January 2015, and amended and restated this consulting agreement in December 2020 to appoint Dr. Stein as our Chief Medical Officer. Dr. Stein is responsible for providing us with technical and advisory services related to our research and development efforts. On January 23, 2015, we granted Dr. Stein ten-year options to purchase 50,000 shares of our common stock, at an exercise price of $5.00 per share (the “January Options”). The January Options are fully vested. We granted Dr. Stein (i) 10,000 options on April 15, 2016, at an exercise price of $5.00 per option, (ii) 50,000 options on October 16, 2017, at an exercise price of $7.00 per option, (iii) 37,500 options on February 13, 2020, at an exercise price of $5.00 per option, and (iv) 12,500 options on February 25, 2021, at an exercise price of $22.40 per option.

Jennifer S. Buell, PhD, Clinical and Regulatory Development Advisor. We entered into a consulting agreement with Dr. Buell effective February 2021, providing for her to do three things: (1) advise the Company’s clinical and regulatory development plan to support the Company’s lead product candidate, PT00114, in support of an IND application to the U.S. Food and Drug Administration and demonstration of safety and clinical activity in early phase clinical trials, (2) develop a panel of experts to prepare a clinical development plan and operational plan that would enable the evaluation of safety and clinical activity of the companies lead therapeutic, PT00114, and (3) determine the fastest development pathway of PT00114 in four key indications as defined by the Company Management. We granted Dr. Buell 50,000 nonstatutory stock options (“NSOs”) on February 25, 2021 at an exercise price of $22.40 per share, and 36,250 options on July 18, 2020 at an exercise price of $7.00 per share.

Mark Berg, Strategic Advisor. We entered into a consulting agreement with Mr. Berg effective January 2022, providing for him to provide strategic consulting services to the company, none of which involves direct contact with investors. We granted Mr. Berg 12,500 nonstatutory stock options (“NSOs”) on January 26, 2022 at an exercise price of $4.84 per share.

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Equity Compensation Plans

Equity Compensation Plan Information

Plan category	(a) No. of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	2,300,032	$12.34	1,279,181	(1)(2)

Equity compensation plans not approved by security holders	0	0	0

Total	2,300,032	$12.34	1,279,181

(1) 550,401 reflects an additional 192,848 securities by operation of the evergreen provision in the 2016 Plan that were not previously accounted for as of January 1, 2022, 237,679 securities by operation of the evergreen provision in the 2016 Plan on January 1, 2023, and 48,719 securities that were previously disclosed as available for future issuance under the 2016 Plan.

(2) This number of securities available for future issuance does not reflect any specific limitations on the issuance of Incentive Stock Options (1,500,000), which is otherwise set forth in the 2016 Plan.

2006 Employee, Director and Consultant Stock Plan

On June 17, 2016, our stockholders adopted our 2016 Equity Compensation Plan and, as a result, we terminated the 2006 Plan. We will not grant any further awards under the 2006 Plan. All outstanding grants under the 2006 Plan will continue in effect in accordance with the terms of the particular grant and the 2006 Plan.

The following description of the pertinent terms of the 2006 Plan is a summary and is qualified in its entirety by the full text of the 2006 Plan.

Administration. The administrator (the “Administrator”) of the 2006 Plan is the Board of Directors, except to the extent the Board of Directors delegates its authority to the Compensation committee (the “Committee”) of the Board, in which case the Committee shall be the Administrator.

Terms and Conditions of Options. Options granted under the 2006 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code or “nonqualified stock options” that do not meet the requirements of Section 422 of the Code. The Administrator will determine the exercise price of options granted under the 2006 Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of incentive stock options granted to a ten-percent stockholder).

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If on the date of grant the common stock is listed on a stock exchange or national market system, the fair market value will generally be the closing sale price on the date of grant. If the common stock is not traded on a stock exchange or national market system on the date of grant, the fair market value will generally be the mean between the bid and the asked price for the common stock at the close of trading in the over-the-counter market for the trading day on which common stock was traded immediately preceding the applicable date. If no such prices are available, the fair market value shall be determined in good faith by the Administrator.

No option intended to qualify as an ISO may be exercisable for more than ten years from the date of grant (five years in the case of an incentive stock option granted to a ten-percent stockholder). Options granted under the 2006 Plan will be exercisable at such time or times as the Administrator prescribes at the time of grant. No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

Generally, the exercise price of an option may be paid (a) in cash or by certified bank check, (b) at the discretion of the Administrator, through delivery of shares of our common stock held for at least six months having a fair market value equal to the purchase price, (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of the above methods.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. The Administrator will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

The Administrator will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Effect of Certain Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the Shares then subject to such options; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all options being made fully or partially exercisable), within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares of common stock subject to such options (either to the extent then exercisable or, at the discretion of the Administrator, all options being made fully or partially exercisable) over the exercise price thereof.

Tax Withholding. As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2006 Plan to pay any federal, state or local taxes required by law to be withheld.

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2016 Equity Compensation Plan

The following description of the principal terms of the 2016 Plan is a summary and is qualified in its entirety by the full text of the 2016 Plan.

Administration. The 2016 Plan is administered by the Compensation Committee of our Board of Directors, provided that the entire Board of Directors may act in lieu of the Compensation Committee on any matter, subject to certain requirements set forth in the 2016 Plan. The Compensation Committee may grant options to purchase shares of our common stock, stock appreciation rights, stock units, restricted shares of our common stock, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The Compensation Committee also has broad authority to determine the terms and conditions of each option or other kind of award, and adopt, amend and rescind rules and regulations for the administration of the 2016 Plan. Subject to applicable law, the Compensation Committee may authorize one or more reporting persons (as defined in the 2016 Plan) or other officers to make awards (other than awards to reporting persons, or other officers whom the Compensation Committee has specifically authorized to make awards). No awards may be granted under the 2016 Plan on or after the ten-year anniversary of the adoption of the 2016 Plan by our Board of Directors, but awards granted prior to such tenth anniversary may extend beyond that date.

Eligibility. Awards may be granted under the 2016 Plan to any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary.

Shares Subject to the 2016 Plan. The aggregate number of shares of common stock proposed to be available for issuance in connection with options and awards granted under the 2016 Plan is 750,000 shares. Incentive Stock Options may, but need not be, granted with respect to all of the shares available for issuance under the 2016 Plan; provided, however, that the maximum aggregate number of shares of common stock which may be issued in respect of Incentive Stock Options (after giving effect to any increases pursuant to the “evergreen” provisions of the 2016 Plan discussed below) shall not exceed 1,500,000 shares, subject to adjustment in the event of stock, splits and similar transactions. If any award granted under the 2016 Plan payable in shares of common stock is forfeited, cancelled, or returned for failure to satisfy vesting requirements, otherwise terminates without payment being made, or if shares of common stock are withheld to cover withholding taxes on options or other awards, the number of shares of common stock as to which such option or award was forfeited, or which were withheld, will be available for future grants under the 2016 Plan.

In addition, the 2016 Plan contains an “evergreen” provision allowing for an annual increase in the number of shares of our common stock available for issuance under the 2016 Plan on January 1 of each year during the period beginning January 1, 2017, and ending on (and including) January 1, 2026. The annual increase in the number of shares shall be equal to (i) five point five percent (5.5%) of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, or (ii) with respect to shares of common stock which may be issued under the 2016 Plan other than in respect to Incentive Stock Options, the difference between (x) eighteen percent (18%) of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, and (y) the total number of shares of common stock reserved under the 2016 Plan on December 31st of such preceding calendar year (including shares subject to outstanding awards, issued pursuant to awards or available for future awards) if such amount is greater than the amount determined in (i) immediately above; provided, however, that our Board may act prior to the first day of any calendar year to provide that there shall be no increase such calendar year, or that the increase shall be a lesser number of shares of common stock than would otherwise occur. On January 1, 2017, 2019, and 2020, each year 141,095 shares of common stock were added to the 2016 Plan pursuant to this evergreen provision. On January 1, 2021, 142,457 shares of common stock were added to the 2016 Plan pursuant to this evergreen provision. On January 1, 2022, 184,260 additional shares of common stock are available for issuance under the 2016 Plan as a result of operation of the evergreen provision: (a) 141,070 shares resulting from operation of the evergreen provision in 2019, which were never previously registered and (b) 43,191 shares resulting from operation of the evergreen provision in 2022. On January 1, 2023, 184,594 additional shares of common stock were made available for issuance under the 2016 Plan as a result of operation of the evergreen provision resulting from operation of the evergreen provision in 2022.

Terms and Conditions of Options. Options granted under the 2016 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code or “nonqualified stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2016 Plan. The exercise price of stock options may not be less than the fair market value, on the date of grant, per share of our common stock issuable upon exercise of the option (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder).

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If on the date of grant the common stock is listed on a stock exchange or national market system, the fair market value shall generally be the closing sale price as of such date, or if there were no trades recorded on such date, then the most recent date preceding such date on which trades were recorded. If on the date of grant the common stock is traded in an over-the-counter market, the fair market will generally be the average of the closing bid and asked prices for the shares of common stock as of such date, or, if there are no closing bid and asked prices for the shares of common stock on such date, then the average of the bid and asked prices for the shares of common stock on the most recent date preceding such date on which such closing bid and asked prices are available. If the common stock is not listed on a national securities exchange or national market system or traded in an over-the-counter market, the fair market value shall be determined by the Compensation Committee in a manner consistent with Section 409A of the Code. Notwithstanding the foregoing, if on the date of grant the common stock is listed on a stock exchange or is quoted on a national market system, or is traded in an over-the-counter market, then solely for purposes of determining the exercise price of any grant of a stock option or the base price of any grant of a stock appreciation right, the Compensation Committee may, in its discretion, base fair market value on the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions of the common stock as reported by the exchange or market on which the common stock is traded. In addition, the determination of fair market value also may be made using any other method permitted under Treasury Regulation section 1.409A-1(b)(5)(iv).

No option may be exercisable for more than ten years from the date of grant (five years in the case of an incentive stock option granted to a ten-percent stockholder). Options granted under the 2016 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonqualified stock option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by bank check, or such other means as the Compensation Committee may accept. As set forth in an award agreement or otherwise determined by the Compensation Committee, in its sole discretion, at or after grant, payment in full or part of the exercise price of an option may be made (a) in the form of shares of common stock that have been held by the participant for such period as the Compensation Committee may deem appropriate for accounting purposes or otherwise, valued at the fair market value of such shares on the date of exercise; (ii) by surrendering to the Company shares of common stock otherwise receivable on exercise of the option; (iii) by a cashless exercise program implemented by the Compensation Committee in connection with the 2016 Plan; and/or (iv) by such other method as may be approved by the Compensation Committee and set forth in an award agreement.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient or the recipient’s guardian or legal representative. However, the Compensation Committee may permit the transfer of a nonqualified stock option, share-settled stock appreciation right, restricted stock award, performance share or share-settled other stock-based award either (a) by instrument to the participant’s immediate family (as defined in the 2016 Plan), (b) by instrument to an inter vivos or testamentary trust (or other entity) in which the award is to be passed to the participant’s designated beneficiaries, or (c) by gift to charitable institutions. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights independent of or in connection with an option. The Compensation Committee will determine the terms applicable to stock appreciation rights. The base price of a stock appreciation right will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of our common stock with respect to the date of grant of such stock appreciation right. The maximum term of any SAR granted under the 2016 Plan is ten years from the date of grant. Generally, each SAR stock appreciation right will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the base price of such stock appreciation right, multiplied by

●	the number of shares as to which such stock appreciation right is exercised.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Compensation Committee.

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Restricted Stock and Stock Units. The Compensation Committee may award restricted common stock and/or stock units under the 2016 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the times of vesting or other payment of the restricted stock award. Stock unit awards may be granted with dividend equivalent rights, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Compensation Committee in its discretion. If any dividend equivalents are paid while a stock unit award is subject to restrictions, the dividend equivalents shall be subject to the same restrictions on transferability as the underlying stock units, unless otherwise set forth in an award agreement. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. The Compensation Committee may award performance shares and/or performance units under the 2016 Plan. Performance shares and performance units are awards which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards. The Compensation Committee may award Incentive Bonus Awards under the 2016 Plan. Incentive Bonus Awards may be based upon the attainment of specified levels of Company or subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Compensation Committee. Incentive Bonus Awards will be paid in cash or common stock, as set forth in an award agreement.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2016 Plan, including the grant or offer for sale of unrestricted shares of our common stock and payment in cash or otherwise of amounts based on the value of shares of common stock.

Section 162(m) Compliance. If stock or cash-based awards are intended to satisfy the conditions for deductibility under Section 162(m) of the Code as “performance-based compensation,” the performance criteria will be selected from among the following, which may be applied to our Company as a whole, any subsidiary or any division or operating unit thereof: (a) pre-tax income; (b) after-tax income; (c) net income; (d) operating income or profit; (e) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or cash flow in excess of cost of capital; (f) earnings per share; (g) return on equity; (h) return on sales or revenues; (i) return on invested capital or assets; (j) cash, funds or earnings available for distribution; (k) appreciation in the fair market value of the common stock; (l) operating expenses; (m) implementation or completion of critical projects or processes; (n) return on investment; (o) total return to stockholders; (p) dividends paid; (q) net earnings growth; (r) related return ratios; (s) increase in revenues; (t) the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return; (u) net earnings; (v) changes (or the absence of changes) in the per share or aggregate market price of the common stock; (w) number of securities sold; (x) earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period; (y) total revenue growth; (z) economic value created; (aa) operating margin or profit margin; (bb) share price or total stockholder return; (cc) cost targets, reductions and savings, productivity and efficiencies; (dd) strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, progress with research and development activities, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (ee) objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and (ff) any combination of, or a specified increase or improvement in, any of the foregoing.

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At the end of the performance period established in connection with any award, the Compensation Committee will determine the extent to which the performance goal or goals established for such award have been attained, and shall determine, on that basis, the number of performance shares or performance units included in such award that have been earned and as to which payment will be made. The Compensation Committee will certify in writing the extent to which it has determined that the performance goal or goals established by it for such award have been attained.

With respect to awards intended to be performance-based compensation under Section 162(m) of the Code, no participant of the 2016 Plan may receive in any one fiscal year (a) options or stock appreciation rights relating to more than 250,000 shares of our common stock, and (b) stock units, restricted shares, performance shares, performance units or other stock-based awards that are denominated in shares of common stock relating to more than 250,000 shares of our common stock in the aggregate. The maximum dollar value payable to any participant for a fiscal year of the Company with respect to stock units, performance units or incentive bonus awards or other stock-based awards that may be settled in cash or other property (other than common stock) is $1,500,000.

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a change in control (as defined in the 2016 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock, stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) cancel any option or stock appreciation right in exchange for cash and/or other substitute consideration based on the value of our common stock on the date of the change in control, and cancel any option or stock appreciation right without any payment if its exercise price exceeds the value of our common stock on the date of the change in control; (g) cancel any stock unit or performance unit held by a participant affected by the change in control in exchange for cash and/or other substitute consideration with a value equal to the fair market value per share of common stock on the date of the change in control, or (h) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Amendment, Termination. The 2016 Plan will remain in effect until March 2026, or, if earlier, when awards have been granted covering all available shares under the 2016 Plan or the 2016 Plan is otherwise terminated by the Board. The Board may amend the terms of awards in any manner not inconsistent with the 2016 Plan, provided that no amendment shall adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. In addition, our Board of Directors may at any time amend, suspend, or terminate the 2016 Plan, provided that (i) no such amendment, suspension or termination shall materially and adversely affect the rights of any participant under any outstanding award without the consent of such participant and (ii) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the 2016 Plan requires us to obtain stockholder consent. Stockholder approval is required for any plan amendment that increases the number of shares of common stock available for issuance under the 2016 Plan or changes the persons or classes of persons eligible to receive awards.

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Tax Withholding. The Company has the power and right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulations to be withheld.

Recoupment Policy. Awards granted under the 2016 Plan will be subject to any provisions of applicable law providing for the recoupment or clawback of incentive compensation, such as provisions imposed pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the terms of any Company recoupment, clawback or similar policy in effect at the time of grant of the award; and any recoupment, clawback or similar provisions that may be included in the applicable award agreement.

Federal Income Tax Consequences. The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the 2016 Plan based on the federal income tax laws in effect on the date of this report. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2016 Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For non-statutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price, and the balance of the gain, if any, will be afforded capital gain treatment.

For awards of stock grants, the participant will not have taxable income upon the receipt of the award (unless the participant elects to be taxed at the time of the stock is granted rather than when it becomes vested). The stock grants will generally be subject to tax upon vesting as ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).

A participant is not deemed to receive any taxable income at the time an award of restricted stock units is granted. When vested restricted stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such restricted stock units (if any).

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to certain of the Company’s other executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year).

Option Grants and Stock Awards

As of December 31, 2023, we had outstanding stock options to purchase 1,357,466 shares at an average exercise price of approximately $7.39 per share. Included in the total outstanding stock options were 0 stock options granted under the 2006 Plan in 2023 and 0 nonqualified stock options granted under the 2016 Plan in 2023 to our executive officers.

All awards to be made under the 2016 Plan are discretionary, subject to the terms of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are generally not determinable at this time.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes the equity awards made to our named executive officers that were outstanding at December 31, 2023.

Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Garo H. Armen (1)	125,000	-	$5.00	April 15, 2026

Garo H. Armen (2)	62,500	-	$7.00	October 16, 2027

Garo H. Armen (3)	75,000	-	$7.00	February 13, 2030

Alexander K. Arrow (4)	25,000	-	$5.00	February 12, 2026

Alexander K. Arrow (4)	35,000	-	$5.00	April 15, 2026

Alexander K. Arrow (5)	18,750	-	$7.00	October 16, 2027

Alexander K. Arrow (6)	10,417	-	$4.00	February 1, 2029

Alexander K. Arrow (7)	30,000	-	$7.00	February 13, 2030

Alexander K. Arrow (8)	46,874	-	$7.00	February 13, 2030

Alexander K. Arrow (9)	31,250	-	$7.00	July 18, 2030

Andrew Slee (10)	25,000	-	$5.00	April 15, 2026

Andrew Slee (11)	18,750	-	$7.00	October 16, 2027

Andrew Slee (12)	34,375	3,125	$7.00	February 13, 2030

Andrew Slee (13)	15,625	3,125	$7.00	July 18, 2030

Andrew Slee (14)	8,854	3,646	$22.40	February 25, 2031

Robert B. Stein (15)	50,000	-	$5.00	January 22, 2030

Robert B. Stein (16)	10,000	-	$5.00	April 15, 2026

Robert B. Stein (17)	50,000	-	$7.00	October 16, 2027

Robert B. Stein (18)	37,500	-	$7.00	February 13, 2030

Robert B. Stein (19)	8,854	3,646	$22.40	February 25, 2031

(1)	Dr. Armen was granted a 125,000 share option grant on April 15, 2016
(2)	Dr. Armen was granted a 62,500 share option grant on October 16, 2017.
(3)	Dr. Armen was granted a 75,000 share option grant on February 13, 2020.
(4)	Dr. Arrow was granted a 25,000 share option grant on February 12, 2016, and a 35,000 share option grant on April 15, 2016
(5)	Dr. Arrow was granted a 18,750 share option grant on October 16, 2017.
(6)	Dr. Arrow was granted a 10,417 share option grant on February 1, 2019.
(7)	Dr. Arrow was granted a 30,000 share option grant on February 13, 2020.
(8)	Dr. Arrow was granted a 46,874 share option grant on February 13, 2020.
(9)	Dr. Arrow was granted a 31,250 share option grant on July 18, 2020.
(10)	Dr. Slee was granted a 25,000 shares option grant on April 15, 2016.
(11)	Dr. Slee was granted a 18,750 shares option grant on October 16, 2017.
(12)	Dr. Slee was granted a 37,500 shares option grant on February 13, 2020.
(13)	Dr. Slee was granted a 18,750 shares option grant on July 18, 2020.
(14)	Dr. Slee was granted a 12,500 shares option grant on February 25, 2021.
(15)	Dr. Stein was granted a 50,000 shares option grant on January 22, 2015.
(16)	Dr. Stein was granted a 10,000 shares option grant on April 15, 2016.
(17)	Dr. Stein was granted a 50,000 shares option grant on October 16, 2017.
(18)	Dr. Stein was granted a 37,500 shares option grant on February 13, 2020.
(19)	Dr. Stein was granted a 12,500 shares option grant on February 25, 2021.

For Drs. Armen and Arrow, following a qualified Change of Control, a resignation for Good Reason, or an involuntary termination other than For Cause, 100% of the executives’ then-unvested options shall become immediately vested.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 1, 2024, unless otherwise indicated, by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) each director of the Company, (3) the Company’s current executive officers, and (4) all current directors and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

Name and address of Beneficial Owner*	Amount and Nature of Beneficial Ownership		Percent of Class

Garo H. Armen(1)	1,000,989	(2)	21%

Robert B. Stein(1)	158,906	(3)	3%

Khalil Barrage(1)	196,255	(4)	4%

Alexander K. Arrow(1)	244,773	(5)	5%

Brian J. Corvese(1)	54,479	(6)	1%

David A. Lovejoy	144,275	(7)	3%

Jennifer S. Buell(1)	76,563	(8)	2%

Andrew Slee(1)	110,859	(9)	2%

All directors and executive officers as a group (8 persons)	1,846,991	(10)	35%

Name and address of Beneficial Owner*	Amount and Nature of Beneficial Ownership		Percent of Class

Garo H. Armen(1)	1,000,989	(2)	21%

Robert B. Stein(1)	158,906	(3)	3%

Khalil Barrage(1)	196,255	(4)	4%

Alexander K. Arrow(1)	244,773	(5)	5%

Brian J. Corvese(1)	54,479	(6)	1%

David A. Lovejoy	144,275	(7)	3%

Jennifer S. Buell(1)	76,563	(8)	2%

Andrew Slee(1)	110,859	(9)	2%

All directors and executive officers as a group (8 persons)	1,846,991	(10)	35%

* Address for each party listed in the above table is c/o Protagenic Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010.

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(1) Executive officer and/or director.

(2) Includes 738,489 shares of common stock. Also includes options to purchase 266,667 shares of common stock at an exercise price of $1.74, $5.00 or $7.00 per share. Does not include options to purchase 245,833 shares that are not exercisable within 60 days of the date of this report.

(3) Represents options to purchase 158,906 shares of common stock at an exercise price of $1.74, $5.00, $7.00, or $22.40 per share. Does not include options to purchase 76,094 shares that are not exercisable within 60 days of the date of this report.

(4) Includes 150,880 shares of common stock and options to purchase 45,375 shares of common stock at an exercise price of $1.74, or $14.60 per share. Does not include options to purchase 22,125 shares that are not exercisable within 60 days of the date of this report.

(5) Includes 45,815 shares of common stock and Includes options to purchase 198,958 shares of common stock at an exercise price of $1.74, $4.00, $5.00 or $7.00 per share. Does not include options to purchase 98,333 shares that are not exercisable within 60 days of the date of this report.

(6) Includes options to purchase 54,479 shares of common stock at an exercise price of $7.00 per share. Does not include options to purchase 43,021 shares that are not exercisable within 60 days of the date of this report.

(7) Includes 37,200 shares of common stock and options to purchase 107,075 shares of common stock in the aggregate with an exercise price ranging from $4.00, $5.00, or $7.00 per share.

(8) Includes options to purchase 76,568 shares of common stock at an exercise price of $1.74, $7.00 or $22.40 per share. Does not include options to purchase 84,688 shares of common stock that are not exercisable within 60 days of the date of this report.

(9) Includes options to purchase 110,859 shares of common stock at an exercise price of $1.74, $5.00, $7.00, or $22.40 per share. Does not include options to purchase 106,641 shares of common stock that are not exercisable within 60 days of the date of this report.

(10) Includes options to purchase 911,807 shares of common stock.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2016, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and
●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in Item 11, Executive Compensation.

Our principal offices are located at 149 Fifth Avenue, Suite 500, New York, New York 10010, in a conference room of Agenus, Inc. We utilize our principal office for quarterly board meetings and our annual shareholder meeting at no cost. Our personnel and consultants all work remotely, the Company’s basic science laboratory work is conducted in the Lovejoy Lab at the University of Toronto, and its preclinical efficacy work is conducted at CROs. Hence the Company does not have the need for a day-to-day physical office location other than a mailing address and conference room facility for meetings. For that reason, the Agenus conference room suits its purposes without imposing any inconveniences upon Agenus. Dr. Armen, our Executive Chairman, is also the Chairman and Chief Executive Officer of Agenus Inc.

2019-2020 Convertible Note Offering

Garo H. Armen and Khalil Barrage invested $200,000 and $200,000, respectively, in the Convertible Note Offering on the same terms as all other Investors. These options were converted as of December 31, 2023.

Zack Armen

During the latter part of 2018 and the first quarter of 2019, Zack Armen, the son of our Executive Chairman, Garo H. Armen, Ph.D., assisted us in the development of slide deck presentations and summaries, video editing, and forecasting and market size projections that were incorporated into presentations to investors and others. We have included these presentations in various Current Reports on Form 8-K which we filed with the Securities and Exchange Commission. On June 17, 2019, the Compensation and Audit Committees of the Board authorized the issuance to Mr. Zack Armen of 6,250 stock options under the 2016 Plan in consideration for his services. These options vested in their entirety on issuance, have a ten-year term and are exercisable at a price of $7.00 per share. On February 21, 2020 Mr. Zack Armen was also issued an additional 12,500 stock options that vest over 48 months and are exercisable at a price of $7.00 per share. On July 18, 2020 Mr. Zack Armen was also issued an additional 7,500 stock options that vest over 48 months and are exercisable at a price of $7.00 per share.

Policies and Procedures for Related Party Transactions

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, which we refer to collectively as related parties, are not permitted to enter into a transaction with us without the prior consent of our Board of Directors acting through the audit committee or, in certain circumstances, the chairman of the audit committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our audit committee, or in certain circumstances the chairman of our audit committee, for review, consideration and approval. In approving or rejecting any such proposal, our audit committee, or the chairman of our audit committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT PROTAGENIC THERAPEUTICS, INC. ANNUAL MEETING

Our Bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, which is not the subject of a proposal timely submitted for inclusion in our proxy statement as described in the remainder of this paragraph. The stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such notice must include those items specified in our Bylaws and must be received at our principal executive offices by the foregoing date to be considered timely for the 2025 Annual Meeting.

Stockholder proposals intended for inclusion in our 2025 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than [●] [●], 2025; provided that if the date of the 2025 annual meeting is moved more than 30 days before or after January 31, 2026 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any such proposal must comply with Rule 14a-8 of the Exchange Act.

Notices of intention to present proposals at an annual meeting should be addressed to the Corporate Secretary, Protagenic Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. SEC filings are also available at the SEC’s web site at http://www.sec.gov.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

The above notice and proxy statement are sent by order of the Board.

/s/ Alexander Arrow
Alexander Arrow
Chief Financial Officer and Secretary

December 18, 2024

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Appendix A

Form of Amendment to 2016 Equity Incentive Plan

FIRST AMENDMENT TO THE

2016 EQUITY INCENTIVE PLAN

This Amendment to the 2016 Equity Incentive Plan dated June 17, 2017 (“Amendment”) is adopted effective January 31, 2025 by Protagenic Therapeutics, Inc. (the “Company”).

WHEREAS, the 2016 Equity Incentive Plan (“Plan”) was adopted by the Company June 17, 2016; and

WHEREAS, the shareholders of the Company approved the Plan; and

WHEREAS, the Board has recommended to the Company’s shareholders that this Amendment be adopted by the shareholders to approve the changes adopted by the Board as required by applicable law.

NOW THEREFORE, the Plan is hereby amended as set forth below, such Amendment to be effective immediately, subject to approval of the shareholders at a duly convened meeting thereof as soon as practical:

A.

A new Section 6.7 of the Plan is hereby added to read in its entirety as follows:

Repricing of Stock Options. The Company may reprice the stock options from time to time without the approval of the stockholders of the Company.

B.

With the foregoing exceptions, the remaining provisions of the Plan shall remain unchanged unless otherwise amended in accordance with the terms thereof.

IN WITNESS WHEREOF, the Company has cause this Amendment to be executed by its duly authorized representative, this 31st day of January 2025.

PROTAGENIC THERAPEUTICS, INC.,

By:
Name:
Title: